Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events
17. Subsequent Events
On October 21, 2025, the Company notified the holders of its Public Warrants and Private Placement Warrants (see Note 11) of the following adjustments as a result of down-round provisions being triggered in connection with the Merger and the Company’s reported sales price of its common stock pursuant to the terms of the agreement (i) an adjustment to the exercise price from $11.50 per share to $9.28 per share of common stock, and (ii) an adjustment of the $18.00 per share redemption trigger to $14.53 per share of common stock. The Market Value was determined to be $8.07 per share. Accordingly, the revised exercise and redemption prices reflect 115% and 180% of the Market Value, respectively
.

19.	Subsequent Events
The Company has evaluated all material events occurring after the balance sheet date, up to May 14, 2025, the date the financial statements were available to be issued.